UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(D) OF THE

SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): September 12, 2022

VICKERS VANTAGE CORP. I

(Exact Name of Registrant as Specified in Charter)

Cayman Islands	001-39852	N/A
(State or Other Jurisdiction	(Commission File Number)	(IRS Employer
of Incorporation)		Identification No.)

1 Harbourfront Avenue, #16-06, Keppel Bay Tower, Singapore 098632, Singapore

(Address of Principal Executive Offices) (Zip Code)

(646) 974-8301

(Registrant’s Telephone Number, Including Area Code)

Not Applicable

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☒	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e 4(c))

Securities registered pursuant to section 12(b) of the Act:

Title of Each Class	Trading Symbol(s)	Name of each exchange on which registered
Units, each consisting of one ordinary share and one-half of one redeemable warrant	VCKAU	The Nasdaq Stock Market LLC
Ordinary Shares, par value $0.0001 per share	VCKA	The Nasdaq Stock Market LLC
Redeemable warrants, exercisable for ordinary shares at an exercise price of $11.50 per share	VCKAW	The Nasdaq Stock Market LLC

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 1.01. Entry into a Material Definitive Agreement.

Amendment No. 1 to Merger Agreement

As previously disclosed in the Current Report on Form 8-K (the “Current Report”) filed with the Securities and Exchange Commission (the “SEC”) on March 21, 2022 by Vickers Vantage Corp. I., a Cayman Islands exempted company (“Vickers”), on March 17, 2022, Vickers, and Vantage Merger Sub Inc., a Delaware corporation and a wholly owned subsidiary of Vickers (“Merger Sub” and together with Vickers, the “Parent Parties”) entered into an agreement and plan of merger (the “Merger Agreement”) with Scilex Holding Company(“Scilex”), a majority-owned subsidiary of Sorrento Therapeutics, Inc. (“Sorrento”), pursuant to which, among other things, Merger Sub will merge with and into Scilex with Scilex surviving the merger as a wholly owned subsidiary of Vickers (the “Merger”). Upon the closing of the Merger (the “Closing”), it is anticipated that Vickers will change its name to “Scilex Holding Company” (“New Scilex”). Shares of Vickers common stock following the Domestication (as defined below) are hereinafter referred to as “New Scilex Common Stock”. The date on which the Closing actually occurs is hereinafter referred to as the “Closing Date”.

The Merger Agreement provides for, among other things, the following transactions: (i) Vickers will domesticate as a Delaware corporation (such transaction, the “Domestication”) and (ii) in accordance with the terms and subject to the conditions of the Merger Agreement, at the effective time of the Merger (the “Effective Time”) and following the Domestication (a) each share of common stock of Scilex issued and outstanding immediately prior to the Effective Time will be cancelled and automatically converted into the right to receive, without interest, a number of New Scilex Common Stock equal to the Exchange Ratio (as defined in the Merger Agreement); and (b) each option to purchase a share of Scilex common stock that is then outstanding shall be converted into the right to receive an option to purchase a number of New Scilex Common Stock as determined by the Exchange Ratio upon substantially the same terms and conditions as are in effect with respect to such option immediately prior to the Effective Time, with the exercise price thereof adjusted by the Exchange Ratio.

On September 12, 2022, Vickers, Merger Sub and Scilex entered into Amendment No. 1 to the Merger Agreement (the “Amendment”). All capitalized terms used and not otherwise defined herein shall have the meanings set forth in the Amendment and the Merger Agreement.

The Amendment amends the Merger Agreement to, among other things, provide that: (i) the Plan of Domestication attached to the Merger Agreement as a new Exhibit G shall constitute a plan of domestication for purposes of Section 388 of the DGCL and shall include the corporate acts identified therein and any act or transaction contemplated by the Merger Agreement; (ii) at the Effective Time, each Domesticated Parent Unit shall separate automatically into its component parts, comprised of one share of Domesticated Parent Common Share and one-half of one Domesticated Parent Warrant (provided that no fractional Domesticated Parent Warrants shall be issued and any holder who would be entitled to receive a fractional Domesticated Parent Warrant will have such fraction rounded down to the nearest whole number of Domesticated Parent Warrants); (iii) immediately after Closing, New Scilex’s board of directors shall consist of seven directors, five of whom will be designated by Scilex (including one director who shall satisfy the independence requirements of the applicable Stock Exchange (which shall be Nasdaq, unless the parties otherwise agree to list on another national securities exchange, which may include the New York Stock Exchange, prior to the Closing)) and two of whom will be independent directors to be designated by Scilex and agreed to by Vickers prior to the Closing; (iv) at the Effective Time, by virtue of the Merger, each share of Series A Preferred Stock of Scilex issued and outstanding immediately prior to the Effective Time shall be canceled and automatically converted into the right to receive, without interest, one Domesticated Parent Preferred Share and one-tenth of one Domesticated Parent Common Share; (v) Vickers shall use its reasonable best efforts to ensure that Vickers remains listed as a public company, and that the Parent Ordinary Shares and public Parent Warrants remain listed on Nasdaq through the Closing and Scilex shall use its reasonable best efforts to prepare and file an initial listing application with the Stock Exchange in connection with the transactions contemplated by the Merger Agreement; (vi) each party shall use its reasonable best efforts to, among other things, obtain approval for the listing of the Domesticated Parent Common Shares and Domesticated Parent Warrants issued pursuant to the Merger Agreement on the Stock Exchange; (vii) following the consummation of the Domestication, and the filing of the Parent Certificate of Incorporation, but prior to the Effective Time, Vickers shall file with the Secretary of State of Delaware a certificate of designations, in the form attached to the Merger Agreement as a new Exhibit F, which provides for, among other things, the designations, powers, rights and preferences and qualifications, limitations and restrictions of certain preferred stock of Vickers; (viii) as a condition of Scilex to the Closing, that the shares of Domesticated Parent Common Shares and Domesticated Parent Warrants shall remain listed on Nasdaq through the Effective Time, the listing application for the listing of the Domesticated Parent Common Shares and Domesticated Parent Warrants following the Effective Time shall have been approved by the applicable Stock Exchange, and, as of the Closing Date, Vickers shall not have received any written notice from Nasdaq of non-compliance with Nasdaq’s applicable continued listing requirements for any reason, where such notice has not been subsequently withdrawn by Nasdaq or the underlying failure appropriately remedied or satisfied; and (ix) extend the Outside Date to November 11, 2022. The Amendment also sets forth the agreement of Vickers and Scilex to amend the Parent Certificate of Incorporation to increase the number of authorized shares of preferred stock set forth therein from 10,000,000 to 45,000,000 and, as a result, increase the total number of shares of all classes of stock that Vickers shall have authority to issue from 750,000,000 to 785,000,000 and, in connection with the Domestication, to name the initial incorporator and initial board of directors of Vickers for the period between the Domestication and the Effective Time.

The foregoing description of the Amendment does not purport to be complete and is qualified in its entirety by reference to the Amendment, a copy of which is filed with this Current Report on Form 8-K as Exhibit 2.1 hereto, and is incorporated herein by reference.

Stockholder Agreement

On September 12, 2022, Vickers entered into a Stockholder Agreement with Sorrento (the “Stockholder Agreement”). Pursuant to the Stockholder Agreement, from and after the Effective Time, and for so long as Sorrento beneficially owns any shares of Vickers Series A Preferred Stock, par value $0.0001 per share (“New Scilex Series A Preferred Stock”), among other things, (i) Sorrento shall have the right, but not the obligation, to designate each director to be nominated, elected or appointed to the Board of Directors of New Scilex (each, a “Stockholder Designee” and collectively, the “Stockholder Designees”), regardless of (i) whether such Stockholder Designee is to be elected to the Board of Directors of New Scilex (“New Scilex Board”) at a meeting of stockholders called for the purpose of electing directors (or by consent in lieu of meeting) or appointed by the New Scilex Board in order to fill any vacancy created by the departure of any director or increase in the authorized number of members of the New Scilex Board, or (ii) the size of the New Scilex Board and New Scilex will be required to take all actions reasonably necessary, and not otherwise prohibited by applicable law, to cause each Stockholder Designee to be so nominated, elected or appointed to the New Scilex Board as more fully described in the Stockholder Agreement. Sorrento shall also have the right to designate a replacement director for any Stockholder Designee that has been removed from the New Scilex Board and the right to appoint a representative of Sorrento to attend all meetings of the committees of the New Scilex Board. The Stockholder Agreement also provides that New Scilex will be prohibited from taking certain actions without the consent of Sorrento. Such actions include, among other things, amendments to the certificate of designations designating the New Scilex Series A Preferred Stock, increases or decreases in the size of the New Scilex Board, the incurrence of certain amounts of indebtedness and the payment of dividends on New Scilex Common Stock.

The foregoing description of the Stockholder Agreement does not purport to be complete and is qualified in its entirety by reference to the Stockholder Agreement, a copy of which is filed with this Current Report on Form 8-K as Exhibit 10.1 hereto, and is incorporated herein by reference.

Amendment No. 1 to Sponsor Support Agreement

As previously disclosed in the Current Report on Form 8-K filed with the SEC by Vickers on March 21, 2022, concurrently with the execution of the Merger Agreement,  Vickers, Scilex and certain stockholders of Vickers entered into a certain Sponsor Support Agreement dated March 17, 2022 (the “Original Support Agreement”) pursuant to which those certain Vickers shareholders who are parties thereto (the “Vickers Shareholders”) agreed to vote all shares of Vickers Ordinary Shares beneficially owned by them, including any additional shares of Vickers they acquire ownership of or the power to vote, in favor of the Merger and related transactions.

On September 12, 2022, Vickers and Scilex entered into Amendment No. 1 to the Original Support Agreement with the Vickers Shareholders (the “Support Agreement Amendment”). All capitalized terms used below and not otherwise defined herein shall have the meanings set forth in the Original Support Agreement and the Support Agreement Amendment.

The Support Agreement Amendment amends the Original Support Agreement to, among other things, provide that if, as of immediately prior to the Closing, the holders of more than seventy-five percent (75%) of the aggregate amount of Parent Ordinary Shares issued and outstanding as of March 17, 2022 shall have exercised redemption rights in conjunction with the shareholder vote on the Extension Amendment or the Parent Shareholder Approval Matters, then automatically and without any further action by any other Person, such Vickers Shareholder shall forfeit a number of Parent Warrants equal to forty percent (40%) of all Parent Warrants held by such Vickers Shareholder immediately prior to Closing, and all such Parent Warrants shall be cancelled and forfeited for no consideration, and shall cease to exist.

The foregoing description of the Support Agreement Amendment does not purport to be complete and is qualified in its entirety by reference to the Support Agreement Amendment, a copy of which is filed with this Current Report on Form 8-K as Exhibit 10.2 hereto, and is incorporated herein by reference.

Additional Information

For additional information on the proposed Merger, see the relevant materials that Vickers has filed with the SEC, including a registration statement on Form S-4 (the “Vickers Registration Statement”) with the SEC, which includes a proxy statement/prospectus of Vickers. Vickers’ shareholders and other interested persons are advised to read the preliminary proxy statement/prospectus and the amendments thereto and, when available, the definitive proxy statement and documents incorporated by reference therein filed or to be filed with the SEC in connection with the proposed Merger, as these materials contain important information about Vickers, Scilex and the proposed Merger. Promptly after the Vickers Registration Statement is declared effective by the SEC, Vickers will mail the definitive proxy statement/prospectus and a proxy card to each shareholder entitled to vote at the meeting relating to the approval of the Merger and other proposals set forth in the proxy statement/prospectus. Before making any voting or investment decision, investors and shareholders of Vickers are urged to carefully read the entire registration statement and proxy statement/prospectus, when they become available, and any other relevant documents filed with the SEC, as well as any amendments or supplements to these documents, because they will contain important information about the proposed Merger. The documents filed by Vickers with the SEC may be obtained free of charge at the SEC’s website at www.sec.gov.

This communication does not constitute an offer to sell or the solicitation of an offer to buy any securities, or a solicitation of any vote or approval, nor shall there be any sale of securities in any jurisdiction in which such offer, solicitation or sale would be unlawful prior to registration or qualification under the securities laws of any such jurisdiction.

Participants in the Solicitation

Vickers and its directors and executive officers may be deemed participants in the solicitation of proxies from Vickers’ shareholders in connection with the Merger. A list of the names of such directors and executive officers and information regarding their interests in the proposed Merger will be contained in the proxy statement/prospectus when available. You may obtain free copies of these documents at the SEC’s website at www.sec.gov.

Scilex and its directors and executive officers may also be deemed to be participants in the solicitation of proxies from the shareholders of Vickers in connection with the proposed Merger. Information about Scilex’s directors and executive officers and information regarding their interests in the proposed Merger will be included in the proxy statement/prospectus for the proposed Merger.

Forward-Looking Statements

This Current Report on Form 8-K and the documents incorporated by reference herein (this “Current Report”) contain certain “forward-looking statements” within the meaning of “safe harbor” provisions of the Private Securities Litigation Reform Act of 1995, as amended. Forward-looking statements can be identified by words such as: “target,” “believe,” “expect,” “will,” “shall,” “may,” “anticipate,” “estimate,” “would,” “positioned,” “future,” “forecast,” “intend,” “plan,” “project” and other similar expressions that predict or indicate future events or trends or that are not statements of historical matters. Examples of forward-looking statements include, among others, statements made in this Current Report regarding the proposed transactions contemplated by the Merger Agreement (as amended), including the benefits of the Merger, integration plans, expected synergies and revenue opportunities, anticipated future financial and operating performance and results, including estimates for growth, the expected management and governance of the combined company, and the expected timing of the Merger. Forward-looking statements are neither historical facts nor assurances of future performance. Instead, they are based only on Vickers’ and Scilex’s managements’ current beliefs, expectations and assumptions. Because forward-looking statements relate to the future, they are subject to inherent uncertainties, risks and changes in circumstances that are difficult to predict and many of which are outside of our control. Actual results and outcomes may differ materially from those indicated in the forward-looking statements. Therefore, you should not rely on any of these forward-looking statements. Important factors that could cause actual results and outcomes to differ materially from those indicated in the forward-looking statements include, among others, the following: (1) the occurrence of any event, change or other circumstances that could give rise to an amendment or termination of the Merger Agreement (as amended) and the proposed transaction contemplated thereby; (2) the inability to complete the transactions contemplated by the Merger Agreement (as amended) due to the failure to obtain approval of the stockholders of Vickers or Scilex or other conditions to closing in the Merger Agreement (as amended); (3) the inability to project with any certainty the amount of cash proceeds remaining in the Vickers trust account at the closing of the transaction; (4) the uncertainty relative to the cash made available to Scilex at the closing should any material redemption requests be made by the Vickers shareholders; (5) the inability of the company post-closing to obtain or maintain the listing of its securities on Nasdaq following the business combination; (6) the amount of costs related to the business combination; (7) Scilex’s ability to yield sufficient cash proceeds from the transaction to support its short-term operations and research and development efforts since the Merger Agreement (as amended) requires no minimum level of funding in the trust account to close the transaction; (8) the outcome of any legal proceedings that may be instituted against the parties following the announcement of the business combination; changes in applicable laws or regulations; (9) the ability of Scilex to meet its post-closing financial and strategic goals, due to, among other things, competition; (10) the ability of the company post-closing to grow and manage growth profitability and retain its key employees; (11) the possibility that the company post-closing may be adversely affected by other economic, business, and/or competitive factors;(12) risks relating to the successful retention of Scilex’s customers; (13) the potential impact that COVID-19 may have on Scilex’s customers, suppliers, vendors, regulatory agencies, employees and the global economy as a whole; (14) the expected duration over which Scilex’s balances will fund its operations; (15) and other risks and uncertainties described herein, as well as those risks and uncertainties indicated from time to time in the final prospectus of Vickers for its initial public offering dated January 6, 2021 filed with the SEC and the proxy statement on Schedule 14A relating to the proposed business combination, including those under “Risk Factors” therein, and in Vickers’s other filings with the SEC. Vickers cautions that the foregoing list of factors is not exclusive. Vickers and Scilex caution readers not to place undue reliance upon any forward-looking statements, which speak only as of the date made. Vickers and Scilex do not undertake or accept any obligation or undertaking to release publicly any updates or revisions to any forward-looking statements to reflect any change in their expectations or any change in events, conditions, or circumstances on which any such statement is based.

Item 9.01. Financial Statements and Exhibits.

(d) Exhibits.

2.1*	Amendment No. 1 to Agreement and Plan of Merger, dated as of September 12, 2022, by and among Vickers Vantage Corp. I, Vantage Merger Sub Inc. and Scilex Holding Company.
10.1	Stockholder Agreement, dated as of September 12, 2022, by and among Sorrento Therapeutics, Inc. and Vickers Vantage Corp. I.
10.2	Amendment No. 1 to Sponsor Support Agreement, dated as of September 12, 2022, by and among Vickers Vantage Corp. I, Scilex Holding Company and each of the Persons set forth on Schedule I attached thereto.

104	Cover Page Interactive Data File, formatted in Inline Extensible Business Reporting Language (iXBRL).

*       Certain of the exhibits and schedules to this exhibit have been omitted in accordance with Regulation S-K Item 601(b)(2). The Registrant agrees to furnish supplementally a copy of all omitted exhibits and schedules to the SEC upon its request.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: September 13, 2022	VICKERS VANTAGE CORP. I

	By:	/s/ Jeffrey Chi
		Name:	Jeffrey Chi
		Title:	Chief Executive Officer